UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 31, 2014

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Douglas Dynamics, Inc. (the “Company”) dated December 31, 2014 (the “Initial 8-K”) to file the historical financial statements and pro forma financial information referred to in Item 9.01(a) and (b), respectively, relating to the Company’s acquisition of all of the outstanding shares of Henderson Enterprises Group, Inc. (“Enterprises”) on December 31, 2014.  The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

(1)                                 The historical audited consolidated financial statements of Enterprises and Subsidiary as of and for the years ended December 31, 2013 and 2012, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and are incorporated by reference herein.

(2)                                 The historical unaudited financial statements of Enterprises and Subsidiary as of  October 4, 2014 and for the periods ended October 4, 2014 and September 28, 2013 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A, and are incorporated by reference herein.

(3)                                 The consent of McGladrey LLP, Enterprises’ independent auditor, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014 is filed as Exhibit 99.4 to this Current Report on Form 8-K/A.

(c)                                  Not applicable.

(d)                                 Exhibits. The following exhibits are being filed herewith:

(2.1)                       Merger Agreement, dated November 24, 2014, among Douglas Dynamics, Inc., DDIZ Acquisition, Inc., Henderson Enterprises Group, Inc. and the stockholder representative named therein.*

(10.1)                Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc. (as successor by merger to DDIZ Acquisition, Inc.), and Henderson Products, Inc., as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.*

(10.2)                Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., as borrower, Douglas Dynamics, Inc., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc. (as successor by merger to DDIZ Acquisition, Inc.), and Henderson Products, Inc., as guarantors, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as collateral agent and administrative agent, and Wells Fargo Bank, N.A., as syndication agent.*

(23.1)                Consent of McGladrey LLP.

(99.1)                Press release dated December 31, 2014.*

(99.2)                Audited Consolidated Financial Statements of Henderson Enterprises Group, Inc. and Subsidiary as of and for the years ended December 31, 2013 and 2012.

(99.3)                Unaudited financial statements of Henderson Enterprises Group, Inc. and Subsidiary as of  October 4, 2014 and for the periods ended October 4, 2014 and September 28, 2013.

(99.4)                Unaudited pro forma condensed combined financial information of Douglas Dynamics, Inc. for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014.

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: March 9, 2015	By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Amendment No. 1 to Current Report on Form 8-K

Dated December 31, 2014

Exhibit
Number

(2.1)

Merger Agreement, dated November 24, 2014, among Douglas Dynamics, Inc., DDIZ Acquisition, Inc., Henderson Enterprises Group, Inc. and the stockholder representative named therein [Incorporated by reference to Exhibit 2.1 to Douglas Dynamics, Inc.’s Current Report on Form 8-K filed November 25, 2014].*

(10.1)

Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc. (as successor by merger to DDIZ Acquisition, Inc.), and Henderson Products, Inc., as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.*

(10.2)

Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., as borrower, Douglas Dynamics, Inc., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc. (as successor by merger to DDIZ Acquisition, Inc.), and Henderson Products, Inc., as guarantors, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as collateral agent and administrative agent, and Wells Fargo Bank, N.A., as syndication agent.*

(23.1)	Consent of McGladrey LLP.

(99.1)	Press release dated December 31, 2014.*

(99.2)	Audited Consolidated Financial Statements of Henderson Enterprises Group, Inc. and Subsidiary as of and for the years ended December 31, 2013 and 2012.

(99.3)	Unaudited financial statements of Henderson Enterprises Group, Inc. and Subsidiary as of October 4, 2014 and for the periods ended October 4, 2014 and September 28, 2013.

(99.4)	Unaudited pro forma condensed combined financial information of Douglas Dynamics, Inc. for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014.

*Previously filed.